EXHIBIT 32.1

STW RESOURCES HOLDING CORP.
Certification of Chief Executive Officer

I, Stanley Weiner, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the quarterly report on Form 10-Q of STW Resources Holding Corp.  for the period ending June 30, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or §78o (d)) and that information contained in such report fairly represents, in all material respects, the financial condition and results of operations of STW Resources Holding Corp.

/s/ Stanley Weiner
By: Stanley Weiner

Title:	President and Chief Executive Officer (Principal Executive, Financial and Accounting Officer)

Date: August 13, 2010